EXHIBIT 99.2

QUARTERLY FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2012

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Adam Basch, Financial Analyst

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2012

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Nine Months Ended September 30
9	Funds from Operations and Other Financial Information for the Three and Nine Months Ended September 30
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of September 30, 2012
11	Same Property Net Operating Income for the Three and Nine Months Ended September 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of September 30
14	Schedule of Outstanding Debt as of September 30
16	Joint Venture Summary – Unconsolidated Properties
17	Condensed Combined Balance Sheets of Unconsolidated Properties
18	Top 10 Retail Tenants by Gross Leasable Area
29	Top 25 Tenants by Annualized Base Rent
20	Lease Expirations – Operating Portfolio
21	Lease Expirations – Retail Anchor Tenants
22	Lease Expirations – Retail Shops
23	Lease Expirations – Commercial Tenants
24	Summary Retail Portfolio Statistics Including Joint Venture Properties
25	Summary Commercial Portfolio Statistics
26	In-Process Development / Redevelopment Projects
27	Future Development / Redevelopment Projects
28	Geographic Diversification – Operating Portfolio
29	Operating Retail Properties
33	Operating Commercial Properties
34	Retail Operating Portfolio – Tenant Breakdown

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2012, we owned interests in 60 properties totaling approximately 8.9 million square feet and an additional 0.6 million square feet in two properties currently under in-process development.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of September 30, 2012

•	Operating Retail Properties	53
•	Operating Commercial Properties	2
•	Total Properties Under Redevelopment	5
	Total Operating and Redevelopment Properties	60
•	Properties Under In-Process Development	2
•	States	9
•	Total GLA/NRA of 55 Operating Properties (excluding properties under redevelopment)	8,354,130
•	Owned GLA/NRA of 55 Operating Properties (excluding properties under redevelopment)	5,879,500
•	Projected Owned GLA of In-Process Development and Redevelopment Projects	703,224
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	93.5%
•	Percentage of Owned GLA Leased – Retail Operating	93.4%
•	Percentage of Owned NRA Leased – Commercial Operating	93.6%

Stock Listing: New York Stock Exchange symbol: KRG

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Kite Realty Group Trust	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear/Mr. R. J. Milligan
30 South Meridian Street, Suite 1100	(212) 885-4170	(727) 567-2253/(727) 567-2660
Indianapolis, IN 46204	paul.adornato@bmo.com	paul.puryear@raymondjames.com
(317) 577-5609		Richard.milligan@raymondjames.com
dsink@kiterealty.com	Citigroup Global Markets
	Mr. Michael Bilerman/Mr. Quentin Velleley	RBC Capital Markets
Adam Basch, Financial Analyst	(212) 816-1383/(212) 816-6981	Mr. Rich Moore/Mr. Wes Golladay
Kite Realty Group Trust	michael.bilerman@citigroup.com	(440) 715-2646/(440) 715-2650
30 South Meridian Street, Suite 1100	Quentin.velleley@citi.com	rich.moore@rbccm.com
Indianapolis, IN 46204		wes.golladay@rbccm.com
(317) 578-5161	Hilliard Lyons
abasch@kiterealty.com	Ms. Carol L. Kemple	Stifel, Nicolaus & Company, Inc.
	(502) 588-1839	Mr. Nathan Isbee
Transfer Agent:	Ckemple@hilliard.com	(443) 224-1346
nisbee@stifel.com
Broadridge	KeyBanc Capital Markets
Ms. Rosanna Garofalo	Mr. Jordan Sadler/Mr. Todd Thomas	Wells Fargo Securities, LLC
51 Mercedes Way	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Edgewood, NY 11717	tthomas@keybanccm.com	(617) 603-4262
(631) 392-5810	jsadler@keybanccm.com	jeff.donnelly@wachovia.com

Stock Specialist:

Barclays Capital
45 Broadway
20th Floor
New York, NY 10006
(646) 333-7000

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2012 to be filed on or about November 7, 2012, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida and Texas;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a litigation charge in the first quarter of 2012 and the write-off of deferred financing costs in the second quarter of 2012.  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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  Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

CORPORATE STRUCTURE CHART – SEPTEMBER 30, 2012

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2012	December 31, 2011
Assets:
Investment properties, at cost:
Land	$232,080,553	$238,129,092
Land held for development	35,979,859	36,977,501
Buildings and improvements	856,019,174	845,173,680
Furniture, equipment and other	4,246,598	5,474,403
Construction in progress	182,944,921	147,973,380
	1,311,271,105	1,273,728,056
Less: accumulated depreciation	(191,817,602)	(178,006,632)
	1,119,453,503	1,095,721,424
Cash and cash equivalents	9,933,628	10,042,450
Tenant receivables, including accrued straight-line rent of $11,901,933 and $11,398,347, respectively, net of allowance for uncollectible accounts	20,017,069	20,413,671
Other receivables	4,099,847	2,978,225
Investments in unconsolidated entities, at equity	22,326,140	21,646,443
Escrow deposits	9,858,541	9,424,986
Deferred costs, net	32,921,069	31,079,129
Prepaid and other assets	2,478,611	1,959,790
Total Assets	$1,221,088,408	$1,193,266,118

Liabilities and Equity:
Mortgage and other indebtedness	$680,364,034	$689,122,933
Accounts payable and accrued expenses	57,679,100	36,048,324
Deferred revenue and other liabilities,	15,936,648	12,636,228
Total Liabilities	753,979,782	737,807,485
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	34,383,098	41,836,613
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares and 2,800,000 shares issued and outstanding, respectively	102,500,000	70,000,000
Common Shares, $.01 par value, 200,000,000 shares authorized 65,604,233 shares and 63,617,019 shares issued and outstanding, respectively	656,043	636,170
Additional paid in capital	457,308,977	449,763,528
Accumulated other comprehensive loss	(5,609,383)	(1,524,095)
Accumulated deficit	(126,913,745)	(109,504,068)
Total Kite Realty Group Trust Shareholders’ Equity	427,941,892	409,371,535
Noncontrolling Interests	4,783,636	4,250,485
Total Equity	432,725,528	413,662,020
Total Liabilities and Equity	$1,221,088,408	$1,193,266,118

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND NINE MONTHS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenue:
Minimum rent	$19,439,584	$17,887,595	$56,885,392	$52,329,925
Tenant reimbursements	5,079,911	4,602,449	14,775,601	14,077,871
Other property related revenue	858,676	851,855	2,945,725	3,153,517
Construction and service fee revenue	52,531	180,299	150,548	266,820
Total revenue	25,430,702	23,522,198	74,757,266	69,828,133
Expenses:
Property operating	4,191,874	4,261,465	12,837,821	13,195,006
Real estate taxes	3,282,788	3,296,603	9,868,588	9,764,912
Cost of construction and services	77,901	135,816	252,364	299,982
General, administrative and other	1,647,116	1,401,475	5,261,293	4,661,059
Acquisition costs	108,169	—	179,102	49,968
Litigation charge	—	—	1,289,446	—
Depreciation and amortization	11,244,270	8,283,440	30,720,823	26,328,902
Total expenses	20,552,118	17,378,799	60,409,437	54,299,829
Operating income	4,878,584	6,143,399	14,347,829	15,528,304
Interest expense	(6,481,825)	(6,131,103)	(19,164,454)	(17,000,667)
Income tax benefit (expense) of taxable REIT subsidiary	13,385	(119,561)	5,995	(72,728)
Income (loss) income from unconsolidated entities	102,623	239,852	91,475	244,447
Other income	22,688	40,825	108,627	183,415
(Loss) income from continuing operations	(1,464,545)	173,412	(4,610,528)	(1,117,229)
Discontinued operations:
Income from operations	293,552	568,823	962,556	1,186,223
(Loss) gain on sale of operating property, net of tax expense	(65,312)	—	5,180,568	—
Income from discontinued operations	228,240	568,823	6,143,124	1,186,223
Consolidated net (loss) income	(1,236,305)	742,235	1,532,596	68,994
Net loss (income) attributable to noncontrolling interests	312,208	57,931	(1,513,591)	410,968
Net (loss) income attributable to Kite Realty Group Trust	(924,097)	800,166	19,005	479,962
Dividends on preferred shares	(2,114,063)	(1,443,750)	(5,805,939)	(4,331,250)
Net loss attributable to common shareholders	$(3,038,160)	$(643,584)	$(5,786,934)	$(3,851,288)

Net (loss) income per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Loss from continuing operations attributable to common shareholders	$(0.05)	$(0.02)	$(0.15)	$(0.08)
Income from discontinued operations attributable to common shareholders	0.00	0.01	0.06	0.02
Net loss attributable to common shareholders	$(0.05)	$(0.01)	$(0.09)	$(0.06)

Weighted average common shares outstanding – basic and diluted	64,780,540	63,597,290	64,171,770	63,538,314
Dividends declared per common share	$0.06	$0.06	$0.18	$0.18

Loss attributable to Kite Realty Group Trust common shareholders:
Loss from continuing operations	$(3,243,747)	$(1,150,140)	$(9,416,614)	$(4,907,566)
Income from discontinued operations	205,587	506,556	3,629,680	1,056,278
Net loss attributable to Kite Realty Group Trust common shareholders	$(3,038,160)	$(643,584)	$(5,786,934)	$(3,851,288)

____________________
1
Discontinued operations includes the following activity: sales of Coral Springs and 50 South Morton in Q3 2012, South Elgin in Q2 2012, and Gateway Shopping Center in Q1 2012. It also includes reclassifications of current and prior year activity for Pen Products, Indiana State Motor Pool and Preston Commons which were in “held for sale” status as of September 30, 2012.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE AND NINE MONTHS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Consolidated net (loss) income	$(1,236,305)	$742,235	$1,532,596	$68,994
Less dividends on preferred shares	(2,114,063)	(1,443,750)	(5,805,939)	(4,331,250)
Less net (loss) income attributable to noncontrolling interests in properties	(35,228)	(21,049)	(111,642)	(62,825)
Less (loss) gain on sale of operating property, net of tax expense	65,312	—	(5,180,568)	—
Add depreciation and amortization, net of noncontrolling interests	11,257,277	8,656,553	31,581,636	27,523,156
Funds From Operations of the Kite Portfolio1	7,936,993	7,933,989	22,016,083	23,198,075
Less redeemable noncontrolling interests in Funds From Operations	(799,648)	(881,143)	(2,324,421)	(2,551,788)
Funds From Operations allocable to the Company1	$7,137,345	$7,052,846	$19,691,662	$20,646,287

Basic FFO per share of the Kite Portfolio	$0.11	$0.11	$0.31	$0.32
Diluted FFO per share of the Kite Portfolio	$0.11	$0.11	$0.31	$0.32

Funds From Operations of the Kite Portfolio	$7,936,993	$7,933,989	$22,016,083	$23,198,075
Add back: litigation charge	—	—	1,289,446	—
Add back: accelerated amortization of deferred financing fees	—	—	500,028	—
Funds From Operations of the Kite Portfolio, as adjusted	$7,936,993	$7,933,989	$23,805,557	$23,198,075
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.11	$0.11	$0.33	$0.32

Basic weighted average Common Shares outstanding	64,780,540	63,597,290	64,171,770	63,538,314
Diluted weighted average Common Shares outstanding	65,126,104	63,833,551	64,504,424	63,818,493
Basic weighted average Common Shares and Units outstanding	71,956,742	71,443,788	71,785,927	71,389,398
Diluted weighted average Common Shares and Units outstanding	72,302,306	71,680,049	72,118,581	71,669,577

Other Financial Information:
Capital expenditures2
Tenant improvements – Retail6	$1,604,784	$589,970	$2,944,253	$1,673,604
Tenant improvements – Commercial	20,292	—	20,292	53,500
Leasing commissions – Retail	247,047	324,489	597,174	1,019,175
Leasing commissions – Commercial	—	—	40,101	—
Capital improvements3	345,086	85,110	911,159	362,253
Scheduled debt principal payments	1,417,550	1,219,532	4,899,475	3,603,096
Straight line rent – total	614,160	883,417	1,875,168	1,906,931
- term of lease	218,203		514,426
- pre-cash rent period – operating properties	387,555		1,184,731
- pre-cash rent period – development properties	8,402		176,011
Market rent amortization income from acquired leases	547,022	584,862	1,419,081	1,931,572
Market debt adjustment	31,759	107,714	70,996	323,142
Non-cash compensation expense	277,771	227,566	771,289	633,569
Capitalized interest	1,797,489	2,190,116	5,392,390	6,488,949
Mark to market lease amount in Deferred revenue and other liabilities on condensed consolidated balance sheet	9,877,586	8,936,672
Acreage of undeveloped, vacant land in the operating portfolio4	33.6
Mid-quarter rent commencement not recognized in income statement (annualized) 5	$171,828

____________________
1
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Not reflected in construction in progress and land held for development on the consolidated balance sheet (book value $7.1 million at September 30, 2012).
5	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants.
6	2012 includes $1.3 million related to new anchor tenants Home Goods and DSW at Plaza at Cedar Hill

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2012

Total	Percent of
Percent of	Market	Total Market
Total Equity	Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding	90.7%	65,604,233

Operating Partnership ("OP") Units Outstanding	9.3%	6,741,784

Combined Common Shares and OP Units	100.0%	72,346,017

Market Price of Common Shares at September 30, 2012	$5.10

Series A Preferred Shares	102,500,000

Total Equity Capitalization	471,464,687	42%

Debt Capitalization:
Company Consolidated Outstanding Debt	680,364,034

Less: Partner Share of Consolidated Joint Venture Debt3	(11,392,937)

Company Share of Outstanding Debt	668,971,097

Pro-rata Share of Unconsolidated Joint Venture Debt	5,776,000

Less: Cash and Cash Equivalents (Consolidated and Pro-rata share of unconsolidated Joint Venture cash)	(10,171,461)

Total Net Debt Capitalization	664,575,636	58%

Total Enterprise Value as of September 30, 2012	$1,136,040,323	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF SEPTEMBER 30, 2012
Consolidated Undepreciated Real Estate Assets	$1,311,271,105
Company Share of Unconsolidated Real Estate Assets	25,168,388
Escrow and Other Deposits	9,858,541
$1,346,298,034

Total Consolidated Debt	$680,364,034
Company Share of Joint Venture Debt	5,776,000
Less: Cash, including unconsolidated	(10,171,461)
$675,968,573

Ratio of Net Debt to Total Undepreciated Real Estate Assets	50.2%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF SEPTEMBER 30, 2012
Company share of:	As Reported	As Adjusted	2
- consolidated debt	$668,971,097	$609,371,097
- unconsolidated debt	5,776,000	5,776,000
Less: Cash	(10,171,461)	(10,171,461)
Less: Debt for Held for Sale Properties	(7,239,923)	(7,239,923)
Less: Construction loans for In-Process Developments	(37,838,061)	(37,838,061)
619,497,652	559,897,652
Q3 2012 EBITDA, annualized:
- consolidated	$64,491,416
- pro forma adjustment1	1,960,921
- minority interest EBITDA	(183,332)	66,269,005
9.35x	8.45x

1
Represents full year effect of adjustments for seasonality of percentage rent, annualization of mid-second quarter rent commencement, annualizing 12th Street Plaza acquisition, normalizing other property related revenue and transaction costs.

2	Reflects the effects of $59.6 million of net proceeds from the Company’s October 2012 common stock offering prior to the redeployment in pending acquisitions.
3	Includes partners’ share of Fishers Station, Beacon Hill and Bayport Commons.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change
Number of properties at period end1	49	49		49	49

Leased percentage at period-end	93.0%	92.7%		93.0%	92.7%
Minimum rent	$16,726,596	$16,630,615		$49,098,450	$48,608,875
Tenant recoveries	4,478,051	4,272,777		12,837,832	12,589,913
Other income	527,432	484,298		1,620,329	1,393,217
	21,732,079	21,387,690		63,556,611	62,592,005

Property operating expenses	4,601,434	4,493,844		12,537,840	13,072,544
Real estate taxes	2,988,318	3,012,290		8,717,646	8,531,337
	7,589,752	7,506,134		21,255,486	21,603,881
Net operating income – same properties (49 properties)2	14,142,327	13,881,556	1.9%	42,301,125	40,988,124	3.2%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,142,327	$13,881,556		$42,301,125	$40,988,124
Net operating income – non-same properties	3,736,374	1,902,275		9,525,922	5,613,271
Construction, net and other	138,134	205,599		177,543	321,972
General, administrative and other expenses	(1,647,116)	(1,401,475)		(5,261,293)	(4,661,059)
Acquisition costs	(108,169)	-		(179,102)	(49,968)
Litigation charge	-	-		(1,289,446)	-
Depreciation expense	(11,244,270)	(8,283,440)		(30,720,823)	(26,328,902)
Interest expense	(6,481,825)	(6,131,103)		(19,164,454)	(17,000,667)
Discontinued operations	228,240	568,823		6,143,124	1,186,223
Net loss (income) attributable to noncontrolling interests	312,208	57,931		(1,513,591)	410,968
Dividends on preferred shares	(2,114,063)	(1,443,750)		(5,805,939)	(4,331,250)
Net loss attributable to common shareholders	$(3,038,160)	$(643,584)		$(5,786,934)	$(3,851,288)

____________________
1
Same Property analysis excludes Courthouse Shadows, Oleander Place, Four Corner Square, Rangeline Crossing and Bolton Plaza as the Company pursues redevelopment of these properties. For the third quarter, it also excludes three properties (Preston Commons, Pen Products and Indiana State Motor Pool) that were transferred to “held for sale” status during the quarter.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.  Such items are included in net operating income – non-same properties.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 11
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Revenue:
Minimum rent	$19,439,584	$18,872,762	$18,573,047	$18,486,772	$17,887,595
Tenant reimbursements	5,079,911	4,565,566	5,130,124	4,953,527	4,602,449
Other property related revenue	251,042	494,663	604,359	568,646	388,412
Parking revenue, net1	208,418	(14,526)	180,064	99,510	73,242
	24,978,955	23,918,465	24,487,594	24,108,455	22,951,698
Expenses:
Property operating – Recoverable2	3,444,791	3,197,860	3,391,684	3,352,329	3,237,881
Property operating – Non-Recoverable2	535,934	707,764	884,192	813,019	823,094
Real estate taxes	3,094,721	2,887,971	3,339,787	2,976,374	3,106,892
	7,075,446	6,793,595	7,615,663	7,141,722	7,167,867
Net Operating Income – Properties	17,903,509	17,124,870	16,871,931	16,966,733	15,783,831

Other Income (Expense):
Construction and service fee revenue	52,531	54,613	43,403	106,285	180,299
Cost of construction and services	(77,901)	(82,115)	(92,348)	(9,092)	(135,816)
General, administrative, and other	(1,647,116)	(1,792,472)	(1,821,707)	(1,619,234)	(1,401,475)
Acquisition costs	(108,169)	(70,933)	—	—	—
	(1,780,655)	(1,890,907)	(1,870,652)	(1,522,041)	(1,356,992)
Earnings Before Interest, Taxes, Depreciation and Amortization	16,122,854	15,233,963	15,001,279	15,444,692	14,426,839

Litigation charge	—	—	(1,289,446)	—	—
Depreciation and amortization	(11,244,270)	(10,269,481)	(9,207,073)	(8,554,029)	(8,283,440)
Interest expense	(6,481,825)	(6,303,413)	(6,379,217)	(6,598,559)	(6,131,103)
Income tax benefit (expense) of taxable REIT subsidiary	13,385	30,174	(37,564)	74,022	(119,561)
Income (loss) from unconsolidated entities	102,623	382	(11,529)	89,181	239,852
Gain on sale of unconsolidated property, net	—	—	—	4,320,155	—
Other income	22,688	47,823	38,119	25,396	40,825
(Loss) income from continuing operations	(1,464,545)	(1,260,552)	(1,885,431)	4,800,858	173,412
Discontinued operations4:
Operating income from discontinued operations	293,552	291,803	377,201	512,797	568,823
Gain (loss) on sale of operating property, net of tax expense	(65,312)	93,891	5,151,989	(397,909)	—
Income (loss) from discontinued operations	228,240	385,694	5,529,190	114,888	568,823
Net (loss) income	(1,236,305)	(874,858)	3,643,759	4,915,746	742,235
Net loss (income) attributable to noncontrolling interest	312,208	271,221	(2,097,020)	(414,434)	57,931
Net income (loss) attributable to Kite Realty Group Trust	(924,097)	(603,637)	1,546,739	4,501,312	800,166
Dividends on preferred shares	(2,114,063)	(2,114,063)	(1,577,813)	(1,443,750)	(1,443,750)
Net (loss) income attributable to common shareholders	$(3,038,160)	$(2,717,700)	$(31,074)	$3,057,562	$(643,584)

NOI/Revenue	71.7%	71.6%	68.9%	70.4%	68.8%
Recovery Ratio3
– Retail Only	86.6%	83.3%	84.9%	87.0%	80.8%
– Total Portfolio	77.7%	75.0%	76.2%	78.3%	72.5%

____________________
1	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
2
Recoverable expenses include total management fee expense (or G&A expense of $0.4 million) allocable to the property operations in the three months ended September 30, 2012, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expenses.

3	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
4
Discontinued operations includes the following activity: sales of Coral Springs and 50 South Morton in Q3 2012, South Elgin in Q2 2012, and Gateway Shopping Center in Q1 2012. It also includes reclassifications of current and prior year activity for Pen Products, Indiana State Motor Pool and Preston Commons which were in “held for sale” status as of September 30, 2012.

p. 12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2012

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$344,214,963	50%	5.77%	5.1
Variable Rate Debt (Hedged)	154,417,398	23%	4.13%	6.1
Total Fixed Rate Debt	498,632,361	73%	5.27%	5.4
Variable Rate Debt:
Construction Loans	44,838,061	7%	2.73%	2.1
Other Variable	52,498,461	8%	2.85%	3.1
Corporate Unsecured	238,574,200	34%	2.72%	5.6
Variable Rate Debt (Hedged)	-154,417,398	-23%	-2.68%	-6.1
Unconsolidated	5,776,000	1%	2.96%	0.9
Total Variable Rate Debt	187,269,324	27%	2.80%	3.5
Net Premiums	238,349	N/A	N/A	N/A
Total	$686,140,034	100%	4.59%	4.9

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt	KRG Share of UnconsolidatedMortgage Debt	Total Consolidated and Unconsolidated Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt2
2012	$1,428,912	$-	$-	$-	$1,428,912	$-	$1,428,912
2013	5,660,606	19,410,759	-	7,000,000	32,071,365	5,776,000	37,847,365
2014	5,295,257	37,793,779	-	24,981,921	68,070,957	-	68,070,957
2015	5,106,888	38,301,943	-	12,856,140	56,264,971	-	56,264,971
2016	4,306,179	124,665,112	-	-	128,971,291	-	128,971,291
2017	2,668,907	52,418,148	113,574,200	-	168,661,255	-	168,661,255
2018	2,506,797	4,253,650	-	-	6,760,447	-	6,760,447
2019 and Beyond	6,448,969	86,447,518	125,000,000	-	217,896,487	-	217,896,487
Net Premiums on Fixed Rate Debt	238,349		-	-	238,349	-	238,349
Total	$33,660,864	$363,290,909	$238,574,200	$44,838,061	$680,364,034	$5,776,000	$686,140,034

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.

2	This presentation reflects the Company’s exercise of its option to extend the maturity date by one year to April 30, 2017 for the Company’s revolving line of credit.

p. 13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2012

Property	Lender	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of Sept. 30, 2012	Monthly Debt Service as of Sept. 30, 2012
Preston Commons2	CMBS	Fixed Rate	5.90%	3/11/13		$4,066,788	$28,172
Bridgewater Marketplace3	Indiana Bank and Trust	Construction Variable	LIBOR + 185	6/29/13	$7,000,000	7,000,000
12th Street Plaza	CMBS	Fixed Rate	5.67%	8/1/13		7,842,456	$62,428
Parkside Town Commons4	Bank of America	Unconsolidated	LIBOR + 275	8/31/13		5,776,000
951 & 41	KeyBank	Other Variable	LIBOR + 300	9/22/13		7,800,000
2013 Debt Maturities / % of Total						32,485,244	4.7%

Thirty South	CMBS	Fixed Rate	6.09%	1/11/14		20,586,515	142,258
Indiana State Motor Pool5	Old National Bank	Other Variable	LIBOR + 325	2/4/14		3,173,135
Beacon Hill Shopping Center6	Fifth Third Bank	Other Variable	LIBOR + 125	3/30/14		7,100,950
Fishers Station7	Old National Bank	Other Variable	LIBOR + 340	6/30/14		3,545,478
50th&12th	CMBS	Fixed Rate	5.67%	11/11/14		4,147,896	27,191
Delray Marketplace8	Bank of America/US Bank	Construction Variable	LIBOR + 200	11/18/14	62,000,000	24,981,921
2014 Debt Maturities						63,535,895	9.3%

Indian River Square	CMBS	Fixed Rate	5.42%	6/11/15		12,709,638	74,849
Plaza Volente	CMBS	Fixed Rate	5.42%	6/11/15		27,406,947	161,405
Zionsville Walgreens	Associated Bank	Construction Variable	LIBOR + 225	6/30/15	4,704,000	2,399,466
Four Corner Square	US Bank	Construction Variable	LIBOR + 225	7/10/15	22,800,000	9,182,741
Holly Springs Towne Center-Phase I	Bank of America	Construction Variable	LIBOR + 250	7/31/15	37,500,000	1,273,933
2015 Debt Maturities						52,972,725	7.7%

Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/16		17,229,909	106,534
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/16		24,675,010	150,048
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/16		17,334,698	108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/16		10,400,819	65,294
Traders Point	CMBS	Fixed Rate	5.86%	10/11/16		45,271,911	283,478
Eastgate Pavilion	Associated Bank	Other Variable	LIBOR + 225	12/31/16		16,561,500
2016 Debt Maturities						131,473,847	19.2%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/17		11,038,232	65,135
Ridge Plaza	TD Bank	Other Variable	LIBOR + 325	1/3/17		14,317,398
Kedron Village	CMBS	Fixed Rate	5.70%	1/11/17		29,464,314	172,379
Unsecured Credit Facility9,10	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 240	4/30/17		113,574,200
2017 Debt Maturities						168,394,144	24.5%

Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/18		7,318,032	77,436
2018 Debt Maturities						7,318,032	1.1%

Unsecured Term Loan10	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 260	4/30/19		125,000,000
International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/21		20,645,210	122,817
Bayport Commons11	CMBS	Fixed Rate	5.44%	9/1/21		12,958,383	74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/21		25,176,287	143,860
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/21		42,849,053	244,843
Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/22		3,092,865	36,583
2019 and beyond Debt Maturities						229,721,798	33.5%

TOTAL NET PREMIUMS						$ 238,349
TOTAL KRG DEBT (consolidated & KRG share of unconsolidated)						$ 686,140,034

UNCONSOLIDATED DEBT
Parkside Town Commons						$ 14,440,000
Joint Venture Partners’ Share – 60%						$ (8,664,000)

KRG SHARE OF UNCONSOLIDATED DEBT – 40%						5,776,000
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET						$ 680,364,034

1	At September 30, 2012, one-month LIBOR was 0.21%.
2	The property is currently held for sale. We anticipate closing in Q4 2012.
3	The loan has a LIBOR floor of 3.15%.
4	The Company’s 40% interest in Parkside Town Commons will change to 20% upon commencement of construction. Parkside Town Commons is not yet operational.
5	The property was sold on October 31, 2012.
6	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
7
The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP, the operating partnership. In addition, the Company has a  $4.3M revolving line of credit that is secured by this property.  This revolver has a maturity date of June 30, 2014 at an interest rate of LIBOR+305. There are no amounts outstanding under this line of credit as of September 30, 2012.

8	The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.
9	Assumes Company exercises its option to extend the maturity date by one year.
10
The Company has 54 unencumbered properties of which 50 are wholly owned and are guarantors under the unsecured credit facility and unsecured term loan and four of which are owned in joint ventures.   The major unencumbered properties include: Broadstone Station, Cobblestone Plaza, The Corner,  Courthouse Shadows, Cove Center, Estero Town Commons, Fox Lake Crossing, Glendale Town Center, King's Lake, Lithia Crossing, Market Street Village, Oleander Point, PEN Products, Plaza at Cedar Hill, Rangeline Crossing, Rivers Edge, Redbank Commons, Shops at Eagle Creek, Tarpon Bay Plaza, Traders Point II, Union Station  Parking Garage, Wal-Mart Plaza and Waterford Lakes.

11	The Company has a preferred return, then a 60% interest.

p. 14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2012 (CONTINUED)

Floating Rate Debt (Hedged)1

Lender	Loan Type	LIBOR Hedge Rate	Maturity Date	Total Commitment	Balance as of Sept. 30, 2012	Monthly Debt Service as of Sept. 30, 2012

Associated Bank	Variable Rate (Hedged)	1.35%	12/31/16		15,100,000	16,954
TD Bank	Variable Rate (Hedged)	3.31%	1/3/17		14,317,398	39,492
Various Banks	Variable Rate (Hedged)	1.52%	4/30/19		125,000,000	158,167

Subtotal					$154,417,398	$214,613

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

JOINT VENTURE SUMMARY - UNCONSOLIDATED PROPERTIES

During 2012, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons – Development Property1	40%

____________________

1	The Company's 40% interest in Parkside Town Commons will change to 20% upon commencement of construction. Parkside Town Commons is not yet operational.

p. 16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons)
(Unaudited)

	September 30, 2012	December 31, 2011
Assets:
Investment properties, at cost:
Construction in progress	$62,920,971	$62,108,456
	62,920,971	62,108,456
Less: accumulated depreciation	—	—
	62,920,971	62,108,456
Cash and cash equivalents	564,789	1,267,585
Other receivables	—	59,273
Escrow deposits	144,224	432,176
Total Assets	$63,629,984	$63,867,490

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$14,440,000	$14,440,000
Accounts payable and accrued expenses	780,926	742,475
Total Liabilities	15,220,926	15,182,475
Shareholders’ equity	48,409,058	48,685,015
Total Liabilities and Shareholders’ Equity	$63,629,984	$63,867,490
Company’s share of cash and cash equivalents	$237,833	$581,398
Company’s share of unconsolidated real estate assets	$25,168,388	$24,843,382
Company’s share of mortgage and other indebtedness	$5,776,000	$5,776,000

p. 17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

\
As of September 30, 2012

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2012.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	6	832,630	2	128,997	4	703,633
Target	6	665,732	0	0	6	665,732
Wal-Mart	3	393,161	1	103,161	2	290,000
Publix	8	384,413	8	384,413	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Bed Bath & Beyond / Buy Buy Baby	7	194,313	7	194,313	0	0
Beall's	4	186,607	3	150,163	1	36,444
Dick's Sporting Goods	3	171,737	3	171,737	0	0
Home Depot	1	140,000	0	0	1	140,000
PetSmart	4	138,800	4	138,800	0	0
	43	3,344,848	29	1,509,039	14	1,835,809

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

p. 18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of September 30, 2012

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2012.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	8	384,413	6.4%	$3,055,283	$7.95	3.9%
Bed Bath & Beyond / Buy Buy Baby	Retail	7	194,313	3.2%	2,127,622	10.95	2.7%
Lowe's Home Improvement	Retail	2	128,997	2.1%	1,764,000	6.04	2.3%
PetSmart	Retail	5	126,992	2.1%	1,709,775	13.46	2.2%
Marsh Supermarkets	Retail	2	124,902	2.1%	1,633,958	13.08	2.1%
Dick's Sporting Goods	Retail	3	171,737	2.9%	1,404,508	8.18	1.8%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,346,712	17.84	1.7%
Staples	Retail	4	89,797	1.5%	1,226,835	13.66	1.6%
Beall’s	Retail	3	150,163	2.5%	1,201,967	8.00	1.5%
Ross Stores	Retail	4	117,761	2.0%	1,188,144	10.09	1.5%
HEB Grocery Company	Retail	1	105,000	1.7%	1,155,000	11.00	1.5%
Whole Foods	Retail	2	66,144	1.1%	1,043,976	15.78	1.3%
Office Depot	Retail	4	96,060	1.6%	1,027,338	10.69	1.3%
City Securities Corporation	Commercial	1	52,151	0.9%	990,869	19.00	1.3%
Stein Mart	Retail	4	138,800	2.3%	936,346	6.75	1.2%
Best Buy	Retail	2	75,045	1.2%	911,993	12.15	1.2%
Walgreens	Retail	2	29,050	0.5%	901,000	31.02	1.1%
Kmart	Retail	1	110,875	1.8%	850,379	7.67	1.1%
Dominick's	Retail	1	65,977	1.1%	841,207	12.75	1.1%
TJX Companies	Retail	3	89,550	1.5%	834,813	9.32	1.1%
Michaels	Retail	3	68,989	1.1%	804,460	11.66	1.0%
Mattress Firm	Retail	8	32,405	0.5%	795,104	24.54	1.0%
A & P	Retail	1	58,732	1.0%	725,340	12.35	0.9%
Nordstrom	Retail	1	35,200	0.6%	633,600	18.00	0.8%
Petco	Retail	3	40,778	0.7%	619,289	15.19	0.8%
TOTAL			2,629,319	43.7%	$29,729,516	$10.17	38.0%

____________________
1	Annualized base rent represents the monthly contractual rent for September 2012 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

p. 19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of September 30, 2012

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2012.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	29	133,575	2.3%	$1,643,210	2.16%	$12.30	$0
2013	67	293,135	5.1%	3,816,765	5.02%	13.02	0
2014	82	417,562	7.2%	6,057,109	7.97%	14.51	340,475
2015	91	732,729	12.7%	9,790,153	12.89%	13.36	198,650
2016	101	847,546	14.7%	8,059,110	10.61%	9.51	0
2017	99	656,248	11.4%	10,165,887	13.38%	15.49	351,300
2018	50	515,792	8.9%	6,074,551	8.00%	11.78	0
2019	26	238,517	4.1%	3,624,249	4.77%	15.19	33,000
2020	24	363,511	6.3%	3,940,521	5.19%	10.84	156,852
2021	30	368,376	6.4%	4,847,646	6.38%	13.16	0
Beyond	76	1,212,218	21.0%	17,950,637	23.62%	14.81	2,080,290
Total	675	5,779,209	100.0%	$75,969,836	100.0%	$13.15	$3,160,567

____________________
1
Lease expiration table reflects rents in place as of September 30, 2012 and does not include option periods; 2012 expirations include 16 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for September 2012 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of September 30, 2012

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2012.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	2	60,307	1.0%	$365,442	0.5%	$6.06	$0
2013	3	135,271	2.3%	632,903	0.8%	4.68	0
2014	7	240,197	4.2%	2,021,713	2.7%	8.42	0
2015	18	503,414	8.7%	4,962,638	6.4%	9.86	0
2016	14	615,387	10.7%	3,509,253	4.6%	5.70	0
2017	15	388,016	6.7%	4,580,743	6.0%	11.81	0
2018	9	401,362	6.9%	3,585,038	4.7%	8.93	0
2019	8	186,989	3.2%	2,495,445	3.3%	13.35	0
2020	7	304,352	5.3%	2,576,737	3.4%	8.47	0
2021	10	297,920	5.2%	3,222,050	4.2%	10.82	0
Beyond	29	909,801	15.7%	11,873,184	15.5%	13.05	990,000
Total	122	4,043,016	70.0%	$39,825,144	52.4%	$9.85	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of September 30, 2012 and does not include option periods. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2012 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of September 30, 2012

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of September 30, 2012.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	26	63,750	1.1%	$1,115,962	1.6%	$17.51	$0
2013	61	119,369	2.1%	2,468,325	3.3%	20.68	0
2014	74	168,487	2.9%	3,862,275	5.1%	22.92	340,475
2015	71	183,694	3.2%	4,041,768	5.3%	22.00	198,650
2016	87	232,159	4.0%	4,549,857	6.0%	19.60	0
2017	82	187,947	3.3%	4,152,320	5.5%	22.09	351,300
2018	40	107,391	1.9%	2,359,289	3.1%	21.97	0
2019	18	51,528	0.9%	1,128,804	1.5%	21.91	33,000
2020	16	49,090	0.9%	1,190,084	1.6%	24.24	156,852
2021	19	64,294	1.1%	1,483,864	2.0%	23.08	0
Beyond	41	151,216	2.6%	3,697,891	5.0%	24.45	1,090,290
Total	535	1,378,925	23.9%	$30,050,438	39.6%	$21.79	$2,170,567

____________________
1
Lease expiration table reflects rents in place as of September 30, 2012, and does not include option periods; 2012 expirations include 18 month-to-month tenants.  This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for September 2012 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of September 30, 2012

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2012	1	9,518	0.2%	$161,806	0.2%	$17.00
2013	3	38,495	0.7%	715,538	0.9%	18.59
2014	1	8,878	0.2%	173,121	0.2%	19.50
2015	2	45,621	0.8%	785,747	1.0%	17.22
2016	0	0	0.0%	0	0.0%	0.00
2017	2	80,285	1.4%	1,432,824	1.9%	17.85
2018	1	7,039	0.1%	130,224	0.2%	18.50
2019	0	0	0.0%	0	0.0%	0.00
2020	1	10,069	0.2%	173,700	0.2%	17.25
2021	1	6,162	0.1%	141,732	0.2%	23.00
Beyond	6	151,201	2.6%	2,379,563	3.1%	15.74
	18	357,268	6.2%	$6,094,255	8.0%	$17.06

____________________
1	Lease expiration table reflects rents in place as of September 30, 2012 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for September 30, 2012 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p. 23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Company Owned GLA – Operating Retail1	5,497,777	5,410,070	5,393,433	5,492,894	5,219,373
Total GLA – Operating Retail1	7,972,407	8,136,770	8,110,074	8,395,291	8,109,910
Existing Owned GLA of Future Redevelopment Projects	307,805	307,805	388,494	388,494	417,671
Projected Owned GLA of In-Process Development and Redevelopment Projects	703,224	729,748	625,186	625,186	578,640
Projected Total GLA Under In-Process Development and Redevelopment2	889,335	915,859	811,297	813,797	1,107,257
Number of Operating Retail Properties	53	53	53	54	53
Number of Retail Properties under In-Process Development	2	4	3	3	2
Number of Retail Properties under Redevelopment	5	5	5	5	6
Percentage Leased – Operating Retail	93.4%	93.0%	93.4%	93.3%	93.1%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$70,013,160	$68,934,944	$69,246,689	$71,171,147	$65,314,333

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p. 24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Company Owned Net Rentable Area (NRA)1,4,5	381,723	583,598	583,598	580,849	580,849
Number of Operating Commercial Properties,5	2	4	4	4	4
Percentage Leased – Operating Commercial Properties4	93.6%	93.4%	93.4%	93.3%	93.3%
Annualized Base Rent – Commercial Properties2,3,4	$6,094,255	$7,344,111	$7,336,563	$7,210,868	$7,220,928

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of September 30, 2012.

4	Pen Products and Indiana State Motor Pool were in “held for sale” status as of September 30, 2012.

5	Includes the office space at Eddy Street Commons.

p. 25

IN-PROCESS DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of September 30, 20126	Major Tenants and Non-owned Anchors
Delray Marketplace, FL8	Development	50%	Delray Beach	Q4 2012	260,686	265,399	0.0%	77.2%	$93,875	$78,751	Publix, Frank Theatres, Max's Grille, Charming Charlie, Chico's, White House/Black Market, Jos. A Bank
Holly Springs Towne Center (formerly New Hill Place), NC – Phase I	Development	100%	Raleigh	Q2 2013	204,936	374,334	0.0%	84.7%	57,000	32,035	Target (non-owned), Dick’s Sporting Goods, Marshall’s, Michael’s, PETCO, Charming Charlie, Ulta Salon, Pier 1 Imports
Oleander Place, NC	Redevelopment	100%	Wilmington	Q4 2011	45,386	47,386	77.6%	100.0%	5,000	2,120	Whole Foods
Four Corner Square / Maple Valley, WA 9	Redevelopment	100%	Seattle	Q4 2012	108,523	118,523	43.1%	85.3%	23,500	14,154	Johnson’s Home & Garden, Walgreens, Grocery Outlet
Rangeline Crossing (formerly The Centre), IN	Redevelopment	100%	Indianapolis	Q4 2012	83,693	83,693	25.7%	90.8%	15,500	736	Earth Fare, Walgreens, Old National Bank, Panera,
Total In-Process Development / Redevelopment Projects					703,224	889,335	14.7%	83.7%	$194,875	$127,796
Cost incurred as of September 30, 2012 included in Construction in progress on consolidated balance sheet7										$124,988

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 42,863 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver the vast majority of cash flow to the Company), and 50% thereafter.

9
Total estimated project cost for Maple Valley/Four Corner Square is shown net of projected sales of $9.9 million. The cost incurred represents the cost primarily related to the Maple Valley land and site work performed to date.

p. 26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

FUTURE DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type4	MSA	Existing Owned GLA	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of September 30, 20122	Major Tenants and Non-owned Anchors
Consolidated–
Bolton Plaza, FL	Redevelopment	Jacksonville	172,938	172,938	$5,700	$3,165	Academy Sports & Outdoors
Courthouse Shadows, FL	Redevelopment	Naples	134,867	134,867	2,500	410	Publix, Office Max
Broadstone Station, NC	Development	Raleigh	—	345,000	19,100	16,031	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
Holly Springs Towne Center, NC Phase II	Development	Raleigh	—	170,000	44,300	15,741	Target (non-owned), Frank Theatres, and three Junior Anchors

Total Consolidated			307,805	822,805	$71,600	$35,347

Unconsolidated–
Parkside Town Commons, NC – Phase I3	Development	Raleigh	—	266,402	$59,100	$23,688	Target (non-owned), Grocery, Jr. Box
Parkside Town Commons, NC – Phase II3	Development	Raleigh	—	306,350	$75,900	$41,044	Frank Theatres, Jr. Boxes, Restaurants
Total Unconsolidated				572,752	135,000	64,732
KRG Current Share of Unconsolidated3				572,752	$27,000	$25,893
					20%	40%

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company's and partners' share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of September 30, 2012 and will be reduced to 20% upon commencement of construction.

4	Redevelopment properties are not reflected in operating portfolio statistics.

Reconciliation of Construction In Progress to Consolidated Balance Sheet ($ in thousands):
Cost incurred for in-process developments (page 26)	$124,988
Cost incurred for future developments (above)	35,347
Rivers Edge (Arhaus Furniture in buildout phase)	1,638
New Hill – Phase III	5,962
Apex – Phase II (residual land and related sitework)	5,164
Miscellaneous tenant improvements and small projects	9,846
CIP on Consolidated Balance Sheet	$182,945

p. 27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of September 30, 2012

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	23	2,227,622	37.9%	243	$29,642,514	40.7%	$14.06
• Retail	21	1,845,899	31.4%	225	23,548,260	32.3%	13.45
• Commercial	2	381,723	6.5%	18	6,094,255	8.4%	17.06
Florida	15	1,684,088	28.6%	207	20,147,122	27.7%	13.06
Texas	6	1,075,560	18.3%	82	11,936,133	16.4%	11.62
Georgia	3	300,052	5.1%	57	3,923,591	5.4%	14.58
Ohio	1	236,230	4.0%	7	2,139,270	2.9%	9.06
Illinois	2	182,830	3.1%	17	2,296,247	3.2%	13.57
New Jersey	1	115,088	2.0%	13	1,496,437	2.1%	15.93
Oregon	2	31,169	0.5%	12	516,447	0.7%	23.88
Washington	2	26,861	0.5%	4	719,384	1.0%	26.78
Total	55	5,879,500	100.0%	642	$72,817,146	100.0%	$13.25

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of September 30, 2012 and excludes six retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,160,567 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

OPERATING RETAIL PROPERTIES – TABLE I

As of September 30, 2012

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
12th Street Plaza	FL	Vero Beach	1978/2003	2012	Acquired	141,323	138,268	96.6%
Bayport Commons7	FL	Oldsmar	2008	2008	Developed	268,556	97,112	91.3%
Cobblestone Plaza	FL	Ft. Lauderdale	2011	2011	Developed	143,493	133,214	97.1%
Cove Center	FL	Stuart	1984/2008	2012	Acquired	154,696	154,696	94.9%
Estero Town Commons7	FL	Naples	2006	2007	Developed	206,600	25,631	56.9%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	142,706	95.9%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	231,023	96.2%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	89.3%
Lithia Crossing	FL	Tampa	2003	2011	Acquired	86,950	81,504	83.5%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	94.9%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,330	96.3%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	52.0%
Tarpon Bay Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	93.2%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	90.9%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	96.1%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,345	89.2%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	81.6%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.4%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	87.8%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	98.1%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	-
Beacon Hill7	IN	Crown Point	2006	2007	Developed	127,821	57,191	80.8%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	124,629	95.9%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	68.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,646	95.6%
DePauw University Bookstore & Cafe	IN	Greencastle	2012	2012	Developed	11,974	11,974	100.0%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	88,143	88,143	92.8%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,885	116,885	91.1%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	75.6%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	392,427	98.1%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	-
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,353	82,353	98.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,258	91.8%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2012, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

5	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

6
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2013. The Company has four remaining five-year renewal options and a right of first refusal to purchase the land.

7	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); Bayport Commons (60%); and Sandifur Plaza (95%).

p. 29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Rivers Edge	IN	Indianapolis	2011	2011	Redeveloped	149,209	149,209	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,534	42,534	96.9%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,684	99.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.8%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Zionsville Walgreens	IN	Indianapolis	2012	2012	Developed	14,550	14,550	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	81.6%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway7	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty5	OR	Portland	2004	2004	Developed	154,845	9,845	84.7%
Burlington Coat Factory6	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,214	97.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	303,514	303,514	98.2%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	96.9%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	87.9%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Sandifur Plaza7	WA	Pasco	2008	2008	Developed	12,361	12,361	100.0%
Total					TOTAL	7,972,407	5,497,777	93.4%

See prior page for footnote disclosure.

p. 30
Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

OPERATING RETAIL PROPERTIES – TABLE II

As of September 30, 2012

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
12th Street Plaza	FL	Vero Beach	$1,252,327	$ -	$1,252,327	1.79%	$ 9.37	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	FL	Oldsmar	1,614,656	-	1,614,656	2.31%	18.21	PetSmart, Best Buy, Michaels, Target (non-owned)
Cobblestone Plaza	FL	Ft. Lauderdale	3,303,418	250,000	3,553,418	5.08%	25.54	Whole Foods, Party City, All Pets Emporium
Cove Center	FL	Stuart	1,309,672	-	1,309,672	1.87%	8.92	Publix, Beall’s
Estero Town Commons	FL	Naples	339,704	750,000	1,089,704	1.56%	23.30	Lowe's Home Improvement
Indian River Square	FL	Vero Beach	1,476,704	125,000	1,601,704	2.29%	10.79	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,282,856	418,475	2,701,332	3.86%	10.27	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	954,212	-	954,212	1.36%	12.50	Publix, Retro Fitness
Lithia Crossing	FL	Tampa	962,420	72,000	1,034,420	1.48%	14.14	Stein Mart
Pine Ridge Crossing	FL	Naples	1,593,124	-	1,593,124	2.28%	15.91	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,089,948	-	1,089,948	1.56%	14.45	Publix
Shops at Eagle Creek	FL	Naples	614,135	55,104	669,239	0.96%	16.36	Staples, Lowe’s Home Improvement (non-owned)
Tarpon Bay Plaza	FL	Naples	1,575,227	100,000	1,675,227	2.39%	20.48	Cost Plus, A C Moore, Staples, Target (non-owned)
Wal-Mart Plaza	FL	Gainesville	833,025	-	833,025	1.19%	5.15	Books-A-Million, Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	945,693	-	945,693	1.35%	12.62	Winn-Dixie
Kedron Village	GA	Atlanta	2,405,712	-	2,405,712	3.44%	17.14	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	645,107	-	645,107	0.92%	11.35	Publix
The Centre at Panola	GA	Atlanta	872,772	-	872,772	1.25%	12.14	Publix
Fox Lake Crossing	IL	Chicago	1,252,042	-	1,252,042	1.79%	14.39	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	1,044,205	-	1,044,205	1.49%	12.71	TJ Maxx, PetSmart, Caputo’s (non-owned)
54th & College	IN	Indianapolis	-	260,000	260,000	0.37%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	678,138	-	678,138	0.97%	14.68	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,682,161	-	1,682,161	2.40%	14.08	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	307,449	-	307,449	0.44%	17.33	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,940,019	-	1,940,019	2.77%	16.28	The Fresh Market, Stein Mart, Bang Fitness
DePauw University Bookstore and Café	IN	Greencastle	100,119	-	100,119	0.14%	8.36	Folletts, Starbucks
Eddy Street Commons	IN	South Bend	1,922,900	-	1,922,900	2.75%	23.51	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,193,646	-	1,193,646	1.70%	11.21	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	806,371	-	806,371	1.15%	16.64	Goodwill, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,541,842	-	2,541,842	3.63%	6.60	Macy’s, Landmark Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	-	221,748	221,748	0.32%	-	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,500,519	78,650	1,579,169	2.26%	18.53	Office Depot
Red Bank Commons	IN	Evansville	423,356	-	423,356	0.60%	13.46	Wal-Mart (non-owned), Home Depot (non-owned)

____________________
1
Annualized Base Rent Revenue represents the contractual rent for September 2012 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of September 30, 2012. Excludes tenant reimbursements.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
Rivers Edge	IN	Indianapolis	2,831,115	-	2,831,115	4.04%	18.97	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	IN	Indianapolis	491,323	-	491,323	0.70%	9.96	HH Gregg , Office Depot, Lowe's Home Improvement (non-owned)
The Corner	IN	Indianapolis	634,666	-	634,666	0.91%	15.40	Hancock Fabrics
Traders Point	IN	Indianapolis	4,104,386	435,000	4,539,386	6.48%	14.80	Dick's Sporting Goods, AMC Theatre, Marsh, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	762,559	-	762,559	1.09%	26.48
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.45%	7.86	Lowe's Home Improvement
Zionsville Place	IN	Indianapolis	257,200	-	257,200	0.37%	20.74
Zionsville Walgreens	IN	Indianapolis	426,000	-	426,000	0.61%	-	Walgreens
Ridge Plaza	NJ	Oak Ridge	1,496,437	-	1,496,437	2.14%	15.93	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,139,270	-	2,139,270	3.06%	9.06	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	277,548	-	277,548	0.40%	20.89	FedEx/Kinko’s
Shops at Otty	OR	Portland	238,899	136,300	375,199	0.54%	28.64	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	537,000	-	537,000	0.77%	5.00	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	724,365	-	724,365	1.03%	16.90	24 Hour Fitness, JC Penney (non-owned)
Market Street Village	TX	Hurst	1,802,597	33,000	1,835,597	2.62%	11.51	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby, Hancock Fabrics
Plaza at Cedar Hill	TX	Dallas	3,655,482	-	3,655,482	5.22%	12.27	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, DSW, Home Goods
Plaza Volente	TX	Austin	2,361,887	110,000	2,471,887	3.53%	15.59	H-E-B Grocery
Sunland Towne Centre	TX	El Paso	2,914,995	115,290	3,030,285	4.33%	10.78	PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines
50th & 12th	WA	Seattle	475,000	-	475,000	0.68%	32.76	Walgreens
Sandifur Plaza	WA	Pasco	244,384	-	244,384	0.35%	19.77	Walgreens (non-owned)
Total			$66,852,593	$3,160,567	$70,013,160	100%	$13.01

See prior page for footnote disclosure.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

OPERATING COMMERCIAL PROPERTIES

As of September 30, 20125

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	300,095	91.9%	$4,977,519	81.7%	$18.06	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,116,736	18.3%	13.68	University of Notre Dame Offices
Total				381,723	93.6%	$6,094,255	100.0%	$17.06

____________________
1	Annualized Base Rent represents the monthly contractual rent for September 2012 for each applicable property, multiplied by 12. Excludes tenant reimbursements.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of September 30, 2012.

3	The garage is managed by a third party.

4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.
5	Pen Products and Indiana State Motor Pool were in “held for sale” status as of September 30, 2012.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of September 30, 2012

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
12th Street Plaza	FL	121,376	16,892	138,268	100.0%	72.5%	96.6%	$1,048,518	$203,809	$ -	$1,252,327	$8.64	$16.65	$9.37
Bayport Commons	FL	71,540	25,572	97,112	100.0%	66.9%	91.3%	1,107,187	507,469	-	1,614,656	15.48	29.67	18.21
Cobblestone Plaza	FL	68,169	65,045	133,214	100.0%	94.1%	97.1%	1,207,686	2,095,732	250,000	3,553,418	17.72	34.25	25.54
Cove Center	FL	130,915	23,781	154,696	100.0%	66.7%	94.9%	962,823	346,849	-	1,309,672	7.35	21.86	8.92
Estero Town Commons	FL	-	25,631	25,631	0.0%	56.9%	56.9%	-	339,704	750,000	1,089,704	-	23.30	23.30
Indian River Square	FL	109,000	33,706	142,706	100.0%	82.8%	95.9%	927,000	549,704	125,000	1,601,704	8.50	19.70	10.79
International Speedway Square	FL	203,457	27,566	231,023	100.0%	68.4%	96.2%	1,934,935	347,921	418,475	2,701,332	9.51	18.44	10.27
King's Lake Square	FL	49,805	35,692	85,497	100.0%	74.3%	89.3%	424,626	529,586	-	954,212	8.53	19.98	12.50
Lithia Crossing	FL	36,000	45,504	81,504	100.0%	70.5%	83.5%	234,000	728,420	72,000	1,034,420	6.50	22.72	14.14
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	86.3%	94.9%	637,976	955,149	-	1,593,124	9.62	28.26	15.91
Riverchase Plaza	FL	48,890	29,440	78,330	100.0%	90.1%	96.3%	386,231	703,717	-	1,089,948	7.90	26.52	14.45
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	58.7%	52.0%	356,678	257,457	55,104	669,239	14.00	21.33	16.36
Tarpon Bay Plaza	FL	60,151	22,396	82,547	100.0%	74.9%	93.2%	1,154,808	420,419	100,000	1,675,227	19.20	25.07	20.48
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	59.1%	90.9%	541,211	291,814	-	833,025	3.91	12.49	5.15
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	88.5%	96.1%	408,452	537,241	-	945,693	7.90	23.14	12.62
Kedron Village	GA	68,846	88,499	157,345	100.0%	80.8%	89.2%	888,086	1,517,625	-	2,405,712	12.90	21.21	17.14
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	59.7%	81.6%	337,203	307,904	-	645,107	8.90	16.26	11.35
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	94.4%	98.4%	413,392	459,380	-	872,772	8.00	22.74	12.14
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	63.6%	87.8%	841,207	410,835	-	1,252,042	12.75	19.52	14.39
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	92.8%	98.1%	719,379	324,826	-	1,044,205	11.66	15.86	12.71
54th & College	IN	-	-	-	0.0%	0.0%	0.0%	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	11,043	46,148	57,191	100.0%	76.2%	80.8%	132,516	545,622	-	678,138	-	15.52	14.68
Boulevard Crossing	IN	74,440	50,189	124,629	100.0%	89.8%	95.9%	864,100	818,061	-	1,682,161	11.61	18.16	14.08
Bridgewater Marketplace	IN	-	25,975	25,975	0.0%	68.3%	68.3%	-	307,449	-	307,449	-	17.33	17.33
Cool Creek Commons	IN	63,600	61,046	124,646	100.0%	91.0%	95.6%	648,200	1,291,819	-	1,940,019	10.19	23.26	16.28
DePauw University Bookstore & Cafe	IN	-	11,974	11,974	0.0%	100.0%	100.0%	-	100,119	-	100,119	-	8.36	8.36
Eddy Street Commons	IN	20,154	67,989	88,143	100.0%	90.7%	92.8%	342,618	1,580,282	-	1,922,900	17.00	25.64	23.51
Fishers Station	IN	72,212	44,673	116,885	100.0%	76.8%	91.1%	734,726	458,920	-	1,193,646	10.17	13.38	11.21
Geist Pavilion	IN	40,167	23,947	64,114	73.9%	78.4%	75.6%	372,080	434,291	-	806,371	12.53	23.14	16.64
Glendale Town Center	IN	319,538	72,889	392,427	100.0%	90.0%	98.1%	1,250,563	1,291,279	-	2,541,842	3.91	19.69	6.60
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	221,748	221,748	-	-	-
Hamilton Crossing Centre	IN	30,722	51,631	82,353	100.0%	97.3%	98.3%	345,623	1,154,896	78,650	1,579,169	11.25	22.99	18.53
Red Bank Commons	IN	-	34,258	34,258	0.0%	91.8%	91.8%	-	423,356	-	423,356	-	13.46	13.46
Rivers Edge	IN	117,890	31,319	149,209	100.0%	100.0%	100.0%	2,080,785	750,330	-	2,831,115	17.65	23.96	18.97
Stoney Creek Commons	IN	49,330	-	49,330	100.0%	0.0%	100.0%	491,323	-	-	491,323	9.96	-	9.96
The Corner	IN	12,200	30,334	42,534	100.0%	95.6%	96.9%	88,450	546,216	-	634,666	7.25	18.83	15.40
Traders Point	IN	238,721	40,963	279,684	100.0%	94.3%	99.2%	3,154,656	949,730	435,000	4,539,386	13.21	24.60	14.80
Traders Point II	IN	-	46,600	46,600	0.0%	61.8%	61.8%	-	762,559	-	762,559	-	26.48	26.48
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Place	IN	-	12,400	12,400	0.0%	100.0%	100.0%	-	257,200	-	257,200	-	20.74	20.74
Zionsville Walgreens	IN	14,550	-	14,550	100.0%	0.0%	100.0%	426,000	-	-	426,000	29.28	-	29.28
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	53.5%	81.6%	959,586	536,851	-	1,496,437	13.78	22.08	15.93
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,999,770	139,500	-	2,139,270	8.63	31.00	9.06
Cornelius Gateway	OR	-	21,324	21,324	0.0%	62.3%	62.3%	-	277,548	-	277,548	-	20.89	20.89
Shops at Otty	OR	-	9,845	9,845	0.0%	84.7%	84.7%	-	238,899	136,300	375,199	-	28.64	28.64
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	537,000	-	-	537,000	5.00	-	5.00
Cedar Hill Village	TX	32,231	11,983	44,214	100.0%	88.8%	97.0%	531,812	192,553	-	724,365	16.50	18.10	16.90
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,335,407	467,190	33,000	1,835,597	9.77	23.50	11.51
Plaza at Cedar Hill	TX	244,121	59,393	303,514	100.0%	90.7%	98.2%	2,584,631	1,070,851	-	3,655,482	10.59	19.87	12.27
Plaza Volente	TX	105,000	51,333	156,333	100.0%	90.6%	96.9%	1,155,000	1,206,887	110,000	2,471,887	11.00	25.94	15.59
Sunland Towne Centre	TX	265,037	42,437	307,474	88.1%	87.0%	87.9%	2,087,919	827,076	115,290	3,030,285	8.94	22.41	10.78
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
Sandifur Plaza	WA	-	12,361	12,361	0.0%	100.0%	100.0%	-	244,384	-	244,384	-	19.77	19.77
Total		3,893,392	1,604,385	5,497,777	98.2%	81.8%	93.4%	$38,143,164	$28,709,429	$3,160,567	$70,013,160	$ 9.97	$21.87	$13.01

1	This table does not include annualized base rent from development property tenants open for business as of September 30, 2012. Excludes tenant reimbursements.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/12